UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2014

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1450 Infinite Drive Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Upon the closing of the initial public offering (the “IPO”) of shares of common stock of GlobeImmune, Inc. (the “Company”) on July 8, 2014, each outstanding warrant to purchase shares of preferred stock of the Company, including those warrants held by SVB Financial Group and Oxford Finance Corporation, automatically, and pursuant to each warrant’s terms, became a warrant to purchase shares of common stock of the Company. Pursuant to the terms of the warrants held by SVB Financial Group and Oxford Finance Corporation, the Company is obligated to issue to each of those parties an amended or new warrant.

The information set forth under Item 3.02 below with respect to the Warrant (as defined below) is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sale of Equity Securities

In connection with the closing of the IPO, on July 8, 2014, the Company issued 1,116,372 shares of its common stock to certain holders of convertible promissory notes issued by the Company in January and February of 2014 (the “2014 Notes”) and 51,556 shares of its common stock to Cooley LLP pursuant to a convertible promissory note issued by the Company to Cooley LLP in November 2013 (the “Cooley Note” and together with the 2014 Notes, the “Notes”). The shares were issued in accordance with the automatic conversion provisions of the Notes pursuant to which all accrued interest upon and the aggregate principal of the Notes converted into shares of the Company’s common stock upon completion of the IPO. The Company did not receive any cash or other consideration for such conversion. The issuance of the shares of common stock upon conversion of the Notes was exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Additionally, pursuant to the terms of the Cooley Note, on July 8, 2014, the Company issued a warrant to Cooley LLP (the “Warrant”) exercisable for 12,373 shares of the Company’s common stock at an exercise price of $10.00 per share. The Warrant shall be exercisable until its expiration on July 8, 2019. The Company did not receive any cash or other consideration in exchange for issuance of the Warrant. The issuance of the Warrant was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The shares of common stock issued upon conversion of the Notes, the Warrant and any shares of common stock issuable upon exercise of the Warrant are subject to lock-up provisions that each holder of the Notes entered into with the underwriter for the IPO restricting their sale for 180 days after July 1, 2014 (the date of the Company’s final prospectus for the IPO).

Item 5.03	Amendments to Certificate of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On July 8, 2014, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the IPO.

The Restated Certificate amends and restates in its entirety the Company’s certificate of incorporation to, among other things:

•	eliminate all references to the various series of preferred stock that were previously authorized, except for 5,000,000 shares of undesignated preferred stock that may be issued, and with terms to be set, by the Company’s board of directors, which rights could be senior to those of the Company’s common stock;

•	eliminate class rights to elect members of the board of directors and rights to vote as a separate class and/or series on certain matters;

•	permit the size of the board of directors to be fixed by resolution adopted by a majority of the board of directors;

•	provide that directors may be removed with cause by the affirmative vote of the holders of at least a majority of the voting power of all outstanding capital stock of the Company or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding capital stock of the Company;

•	provide that all vacancies on the board of directors, including newly created directorships, may, except as determined by the board of directors, be filled only by the affirmative vote of a majority of directors then in office, even if less than a quorum; and

•	eliminate the ability of stockholders to take action by written consent or electronic transmission and provide that no action may be taken by the stockholders except at an annual or special meeting of the stockholders called in accordance with the Company’s bylaws.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of July 8, 2014, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the IPO.

The Restated Bylaws amend and restate in their entirety the Company’s bylaws to, among other things:

•	require advance notice for nominations for election to the Company’s board of directors or for proposing matters that may be acted upon at a stockholders’ meeting;

•	provide that special meetings of stockholders may be called only by the chairman of the board of directors, the chief executive officer, or a majority of the total number of authorized directors; and

•	require that the number of directors constituting the board of directors be fixed in accordance with the Company’s certificate of incorporation.

The foregoing description is qualified in its entirety by reference to the Restated Bylaws, a copy of which was filed with the United States Securities and Exchange Commission on the Company’s registration statement on Form S-1 on March 17, 2014 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of GlobeImmune, Inc.

3.2#	Amended and Restated Bylaws of GlobeImmune, Inc.

#	Previously filed as Exhibit 3.5 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: July 9, 2014	By:	/s/ Timothy C. Rodell
Timothy C. Rodell
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of GlobeImmune, Inc.

3.2#	Amended and Restated Bylaws of GlobeImmune, Inc.

#	Previously filed as Exhibit 3.5 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.